UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2021

COMMONWEALTH INCOME & GROWTH FUND IV
(Exact name of registrant as specified in its charter)

Commission File Number: 333-62526

Pennsylvania	23-3080409
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4532 US Highway 19
Suite 200
New Port Richey, FL 34652
(Address, including zip code, of principal executive offices)

(877) 654-1500
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Commonwealth Income and Growth Fund IV (the “Partnership”) is filing this Amendment No. 2 on Form 8-K/A to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 5, 2021 (“Original Form 8-K) to include and respond to the independent public accountants, BDO USA LLP (“BDO”), letter to the SEC, dated February 8, 2021, regarding change in certifying accountant, under Item 9.01, Financial Statements and Exhibits, (d) Exhibits.

Except as stated herein, this Current Report on Form 8-K/A does not reflect events occurring after the filing of the Original Form 8-K on February 5, 2021 and no attempt has been made to this Current Report on Form 8-K/A to modify or update other disclosures as presented in the Original Form 8-K. Accordingly, this Form 8-K/A should be read in conjunction with the Original Form 8-K and our filings with the SEC subsequent to the filing of the Original Form 8-K.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Resignation of Independent Registered Public Accounting Firm

On February 1, 2021, the Partnership’s independent accountant (“BDO”) resigned as reported on Original Form 8-K, dated February 5, 2021. This letter from BDO, dated February 1, 2021, is reported and included as an exhibit on Form 8-K/A Amendment No. 1, dated March 24, 2021.

On February 8, 2021, one day past the February 5, 2021 required filing deadline of Original Form 8-K, the Partnership received BDO’s letter to the SEC, regarding change in certifying accountant, as reported below under Item 9.01, Financial Statements and Exhibits, (d) Exhibit 16.1. For the Partnership’s two most recent fiscal years ending December 31, 2015 and 2016, BDO’s reports on the Partnership’s financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2016 and 2017, there were (1) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, except the “disagreement” alleged by BDO in its letter, dated February 8, 2021, in relation to the Partnership that disingenuously omits that BDO has historically agreed with and signed off on recording of the now alleged “forgiven fees” (plus additional cash loans not even mentioned in their letter), which were provided to the Partnership (in accordance with the partnership agreement) as debts owed by the Partnership to Commonwealth Income & Growth Fund, Inc. (the “GP”) and its parent corporation and BDO served as auditor to all the foregoing entities during this relevant time period.

To the best of GP’s knowledge, the only disagreement BDO had with the Partnership’s accounting principles and financial statement presentation was regarding the accounting for the sale of the Partnership’s fixed assets to the GP at fair market value when BDO felt the sales price should be based on a depreciated book value basis. It is the GP’s understanding that BDO’s preferred accounting would be prohibited under the partnership agreement, therefore the GP actually paid a larger amount to the Partnership, which was based on fair market value.  Final presentation of the financial statements as of and for the year ended December 31, 2017 shall be presented in accordance with evaluation and review of successor auditors.

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits
	16.1	Letter from BDO USA LLP (CPA), dated February 8, 2021, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMONWEALTH INCOME & GROWTH FUND IV
BY: COMMONWEALTH INCOME & GROWTH FUND, INC., General Partner

April 22, 2021	By: /s/ Kimberly A. Springsteen-Abbott
Date	Kimberly A. Springsteen-Abbott
Chief Executive Officer Commonwealth Income & Growth Fund, Inc.

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